EXHIBIT 99.10
Financial Review and Outlook Larry White CFO

Strategic Initiatives Review

Strategic Initiatives--Rationale Initiated strategic review fall 2005 - intended to improve company performance and enhance shareholder value CBRL stock trading at discount to peers Favorable debt and equity capital markets CBRL stock valuation not receiving benefit of growth concept (Logan's) Strong brand, solid balance sheet and significant stable cash flow - financial strength and stability Opportunities identified: Increase shareholder value through increased financial leverage and monetization of Logan's Single-brand focus on long-term Cracker Barrel opportunities

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility in May 2006 $250 million Revolver $725 million Term Loan to fund share repurchases $200 million delayed-draw Term Loan to refinance existing convertible debt

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility Dutch Auction Tender Offer to Repurchase Shares Repurchased 16.75 million shares at $42 per share on 5/4/06 Drew approximately $725 million under credit facility for repurchase and related fees and expenses

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility Dutch Auction Tender Offer to Repurchase Shares Divestiture of Logan's Roadhouse, Inc. Sold to private equity investors for total consideration of approximately $485 million

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility Dutch Auction Tender Offer to Repurchase Shares Divestiture of Logan's Roadhouse, Inc. Repurchase Shares and Reduce Debt With Proceeds Reduced Term Loan by $75 million immediately from proceeds and excess cash Completed a $250 million Dutch Auction tender offer ( 5.4 million shares at $46 on 1/18/07) Completed $100 million of open market repurchases (2.1 million shares in May 2007)

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility Dutch Auction Tender Offer to Repurchase Shares Divestiture Logan's Roadhouse, Inc. Repurchase Shares and Reduce Debt With Proceeds Completed exchange offer for 89% of LYONs maturity value, redeeming 100% of convertible debt (remaining LYONs plus exchanged notes) on 6/4/07

Strategic Initiatives--Components $1.175 Billion Senior Secured Credit Facility Dutch Auction Tender Offer to Repurchase Shares Divestiture of Logan's Roadhouse, Inc. Repurchase Shares and Reduce Debt With Proceeds Completed Exchange Offer for 89% of LYONs Maturity Value, Redeeming 100% of Convertible Debt Repurchase Shares Issued On Conversion of Convertible Debt (0.4 million shares in fourth quarter FY 07)

PRO-FORMA PRO-FORMA PRO-FORMA Strategic Initiatives Impact Strategic Initiatives Impact Strategic Initiatives Impact Diluted EPS Effect Diluted EPS Effect Diluted EPS Effect % Inc/(Dec) % Inc/(Dec) % Inc/(Dec) Operating Income (15%) (a) Interest Expense (30%) (b) Pre-Tax Income (45%) (c) Average Diluted Shares Outstanding 68% (d) Diluted EPS 23% (e) (a) Based on FY06 - last full year of Logan's operations (b) Based on post-restructuring $60 million interest expense projection vs. $6 million pre-restructuring convertible debt interest expense (c) Based on FY06 operating income less Logan's operations and $60 million projected post-restructuring interest expense (d) Based on Q3 FY06 YTD (pre-restructuring) vs. FY 08 projection of 23.5 million (e) Based on decrease in pre-tax income from disposition and higher interest (c) and a 55% decrease in average diluted shares outstanding (at a constant tax rate) Strategic Initiatives - Impact

Historical Financial Review

Annual Store Growth 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Total Units 257 307 357 396 426 437 457 480 504 529 543 562 Annual % Growth 0.2 0.19 0.16 0.11 0.08 0.04 0.05 0.05 0.05 0.05 0.04 0.035 Total Stores Annual % Growth

Restaurant and Retail Comparable Store Sales FY03 FY04 FY05 FY06 FY07 Restaurant 0.005 0.02 0.031 -0.011 0.007 Retail -0.004 0.053 -0.027 -0.081 0.032

Revenue Growth (Continuing Operations) 2003 2004 2005 2006 2007 Total Revenu 1924 2060 2191 2219 2352 Annual Growth 0.051 0.071 0.063 0.013 0.06 Annual % Growth Total Revenue

Operating Income and Margins (Continuing Operations) 2003 2004 2005 2006 2007 Operating Income 147.006 153.972 168.821 161.796 168.145 % margin 0.076 0.075 0.077 0.073 0.072 % Margin Operating Income *FY 06 and FY 07 include stock option expense (SFAS123R) of $8.5 and $6.3 million, respectively, or 0.4% and 0.3% of revenue, respectively.

2003 2004 2005 2006 2007 East 1.73 1.78 2.05 2.07 2.52 West 31.6 North 43.9 Diluted Earnings Per Share Growth (Continuing Operations)

Free Cash Flow* (Continuing Operations) Net cash provided by operating activities Cash Used to Purchase Property and Equipment Cash used for dividends 2003 200.251 2004 162.449 2005 230.361 2006 174.694 2007 96.872 * Non-GAAP financial measure derived from indicated GAAP components found on Statement of Cash Flows Net cash provided by operating activities FY 07 included $96 million cash used for taxes on Logan's disposition & taxes/expenses for LYONs redemption 10.4% 7.9% 10.5% 7.9% 4.1% % of Revenue

Free Cash Flow* (Continuing Operations) Net cash provided by operating activities Cash Used to Purchase Property and Equipment Cash used for dividends 2003 200.251 90.647 2004 162.449 108.216 2005 230.361 124.624 2006 174.694 89.715 2007 96.872 96.538 * Non-GAAP financial measure derived from indicated GAAP components found on Statement of Cash Flows Cash used to purchase property and equipment 69% 68% 72% 70% 72% New Store % of Total

Free Cash Flow* (Continuing Operations) Net cash provided by operating activities Cash Used to Purchase Property and Equipment Cash used for dividends 2003 200.251 90.647 1.043 2004 162.449 108.216 16.191 2005 230.361 124.624 22.764 2006 174.694 89.715 24.019 2007 96.872 96.538 15.61 Cash used for dividends * Non-GAAP financial measure derived from indicated GAAP components found on Statement of Cash Flows $0.02 $0.33 $0.47 $0.51 $0.55 Dividends Paid per Share of Common Stock

8/3/07 7/28/06 Net Non-Cash Working Capital Deficit (a) ($89) ($94) Property & Equipment - net 1,019 983 Memo: CBOCS Owned Locations 402 390 CBOCS Leased Locations 160 153 Total Assets $1,265 $1,681 % of Tot. Cap % of Tot. Cap Balance Sheet Long-Term Debt $756 88% $911 75% Total Equity 104 12% 302 25% Total Capitalization $860 100% $1,213 100% (a) (Current Assets - Cash - Current Assets of Discontinued Operations) - (Current Liabilities - Current Liabilities of Discontinued Operations) Balance Sheet Highlights ($ millions except store counts and percentages)

FY 2008 Outlook (September 18, 2007 Press Release)

Safe-Harbor Statement CBRL Group, Inc. ("the Company") urges caution in considering current trends and earnings guidance disclosed in this presentation. Except for specific historical information, matters discussed in this presentation are forward-looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of the Company to differ materially from those expressed or implied in this discussion. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995. More detailed information on risks, uncertainties, and other factors is provided in the Company's filings with the Securities and Exchange Commission, press releases and other communications. Reconciliations of non-GAAP financial disclosures to comparable GAAP measures found in this presentation may be viewed on the Company's website at cbrlgroup.com. Assume all numbers presented are unaudited unless noted.

Full-Year FY 08 Guidance Total Revenue* +4.5 - 5.5% Store Openings 20 Comparable Restaurant Sales +3.0 - 4.0% Comparable Retail Sales +3.0 - 5.0% Operating Margins 6.7 - 7.0% Diluted EPS** $3.05 - $3.20 *Revenue growth above FY 2007 including 53rd week **Assumes FY 07 tax rate pending evaluation of adoption of FIN 48 FY 2008 Outlook (September 18, 2007 Press Release)

Long-Term Diluted EPS Growth Objectives

Components Annual Diluted EPS Growth Impact Average Unit Volume Growth 2-3% New Store Expansion 4-5% Total Revenue Growth 6-8% Operating Margin Expansion 2-4% Operating Income Growth 8-12% Financial Leverage Effect 4-5% Annual Diluted EPS Growth 12-17% Long-Term Annual Diluted EPS Growth Objectives